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                                                                EXHIBIT 10.20(a)

                                                                          [LOGO]

IBM/Allied Holdings

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS

This Amendment No. 4 (this "Amendment"), effective February 1, 2004 , amends the IBM Global Services National Agreement between Allied Holdings ,Inc. ("Allied Holdings") and International Business Machines Corporation ("IBM") effective April 1, 2001 (the "Agreement"). The terms and conditions of the Agreement remain in full force and effect unless specifically amended or supplemented herein.

I.0 REVISIONS TO THE AGREEMENT BASE TERMS

SECTION 1.0 DEFINITIONS

DELETE:

1.0 (b) Additional Resource Charge or ASC means the charges, as set forth in Schedule C (Charges), to Allied Holdings if Allied Holdings' usage of Resource Units is above the applicable Baseline.

1.0 (l) ARC Invoice has the meaning set forth in Schedule 6.1 (Charges) of this Agreement.

1.0 (aaa) Reduced Resource Credit or RRC means the credit, as set forth in Schedule C (Charges), to Allied Holdings if Allied Holdings' usage of a Resource Unit is less than the applicable Baseline.

ADD:

1.0 (zzz) Amended Effective Date means February 1, 2004, 0000 hours Eastern Standard Time.

1.0 (aaaa) Amended Expiration Date means January 31, 2014, 2359 hours Eastern Standard Time.

REPLACE:

1.0 (s) Critical Success Factors Results means the report produced by Allied Holdings that will be used to document the level of System Availability Allied Holdings has achieved in the six months prior to the Effective Date as verified by IBM.

1.0 (jjj) Service Recipients means the entities receiving Services at Allied Holdings' request and listed in Schedule K (Service Recipients) as of the Amended Effective Date or as it may be updated from time to time by Allied Holdings.

1.0 (ggg) Services means the services and functions provided by IBM to Allied Holdings and the Services Recipients pursuant to this Agreement, as more fully described in Schedule A, A-1, A-2 and A-3 (Services).

SECTION 2.0 TERM

Replace with:

"This Amendment No. 4 begins on the Amended Effective Date and expires on the Amended Expiration Date, except as earlier terminated or extended in accordance with the terms of this Agreement. The period of this Amendment No. 4 in effect, as of the Amended Effective Date, is referred to herein as the "Term".

SECTION 4.4 PERSONNEL

Add Section 4.4 (e)

"Subject to Section 6.4 (New Services) and all other terms of the Agreement, including but not limited to Section 8 (Confidentiality), IBM agrees to provide reasonable assistance to a Third Party hired by Allied Holdings that is hired to perform a service related to the Services."

Allied Holdings/IBM                                                 Page 1 of 7
                                Amendment No. 4

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IBM/Allied Holdings

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS


SECTION 4.5 PROCEDURES

Add Section 4.5 (d) as follows:

"Notwithstanding the definition designating the Procedural Manual as a Type II Material, IBM's use of the Procedure Manual is subject to the confidentiality terms contained in Section 8."

SECTION 5.2 TRANSITION OF SERVICES

Section 5.2.a. Change "Effective Date" to "Amended Effective Date".

SECTION 6.1 CHARGES

Section 6.1.a. is replaced with:

a. Annual Services Charges

IBM will invoice Allied Holdings twice each month of the Term, for the current month and beginning on the Amended Effective Date, for the Annual Services Charge, prorated in equal bi-monthly payments (the ASC Invoice).

Section 6.1 b. is deleted in its entirety

Section 6.2.a. is deleted in its entirety.

SECTION 6.3 PAYMENTS

Section 6.3.a.1. is replaced with:

The Payable Date for the ASC Invoice will be the 15th and 30th day of the calendar month in which Allied Holdings receives the ASC Invoice from IBM, provided Allied Holdings receives such ASC Invoice on or before the fifth and the tenth days of the month for payment due on the 15th and 30th, respectively, of that month. If Allied Holdings receives the ASC Invoice after the respective fifth or tenth day of the month, the Payable Date for such ASC Invoice will be 30 days after Allied Holdings' receipt of such ASC Invoice

SECTION 7.2 TERMINATION FOR CONVENIENCE

Amend 7.2.a.1 replace as follows:

"no earlier than the third anniversary after the Amended Effective Date, and"

7.3 TERMINATION FOR CAUSE

Section 7.3 is replaced in its entirety as follows:

a. Allied Holdings or IBM (the NONBREACHING PARTY) may elect to terminate this Agreement because of a material breach of this Agreement by the other (the BREACHING PARTY) by following the process set forth in this Section.

b. The Nonbreaching Party will provide the Breaching Party with written notice of such material breach within 60 days after the material breach or the date the Nonbreaching Party becomes aware of such material breach, describing in detail the specific nature and dates of the

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                                Amendment No. 4

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IBM/Allied Holdings

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS

material breach, and will provide the Breaching Party with the opportunity to cure the material breach as follows:

1. In the event of a failure to pay any amount due on the Payable Date, ten days; and

2. in the event of any other material breach, 45 days. If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure within 45 days, an additional 15 days will be allowed provided that the Breaching Party exercises all reasonable efforts to cure such material breach within such additional 15 day period.

c. If the material breach for failure to pay any amount due on the payable date is not cured during the ten day cure period set forth above, the Nonbreaching Party may terminate this Agreement for material breach by providing the Breaching Party with written notice within 60 days after the expiration of the ten day cure period specified above, declaring termination of this Agreement for material breach under this Section, effective on the date stated in such notice. However, if the Dispute Resolution Process is instituted prior to the effective date on the notice, such effective date will be no later than 15 days after the Breaching Party's receipt of such notice of termination for material breach.

d. In the event of any breach, other than nonpayment, if the material breach is not cured during the applicable cure period set forth above, the Nonbreaching Party may terminate this Agreement for material breach by providing the Breaching Party with written notice within 60 days after the expiration of the cure period specified above, declaring termination of this Agreement for material breach under this Section, effective on the later of the date stated in such notice or five (5) days following completion of the Dispute Resolution Process, if instituted. Such effective date will be no later than 90 days after the Breaching Party's receipt of such notice of termination for material breach.

SECTION 7.3.1. IS ADDED TO THE AGREEMENT AS FOLLOWS:

7.3.1 CREDIT ASSESSMENT

         "Allied Holdings may notify IBM anytime during the Term if Allied Holdings' current published Standard and Poor (S&P) and Moody's credit rating exceeds a S&P "BB" rating or a Moody's "BA2" rating, respectively. Upon IBM's verification of Allied Holdings' notification of credit rating, IBM shall issue an Amendment to this Agreement to reinstate the mutually agreed language for Section 7.3 entitled "Termination for Cause" in the initial Agreement executed on April 1, 2001."

SECTION 7.5 TRANSFER ASSISTANCE

Section 7.5. (f) is replaced as follows:

"If IBM terminates this Agreement for Allied Holdings' material breach, IBM will provide Allied Holdings with Transfer Assistance if Allied Holdings pays for such Transfer Assistance in advance.

SECTION 7.6 OTHER RIGHTS UPON EXPIRATION OR TERMINATION

Section 7.6. (a) is replaced as follows:

"Provided as a New Service, IBM will provide the additional assistance set forth in this Section upon expiration or termination of this Agreement."

SECTION 9.0 INTELLECTUAL PROPERTY


Allied Holdings/IBM                                                 Page 3 of 7
                                Amendment No. 4

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IBM/Allied Holdings

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS


Replace Section 9.0 (b) as follows:

Type I Materials are copyrighted materials owned by Allied Holdings or any other party, and Derivative Works thereof, including, without limitation, those copyright items described in Section 9.0 e.

SECTION 10.0 INDEMNIFICATION
Replace Section 10.0 (a) 1 with the following:

"that an IBM Product or Service provided to Allied Holdings by IBM under this Agreement infringes such Third Party's patent, copyright or other intellectual property rights under U.S. or Canadian law; provided that IBM will not have and obligation to indemnify Allied for such Third Party Infringement to the extent the infringing Service was being provided by Allied Holding prior to the Amended Effective Date or is caused by specifications provided to IBM by Allied Holdings."

SECTION 13.8 GEOGRAPHIC SCOPE OF SERVICES IS REPLACED AS FOLLOWS:

"IBM is providing the Services under this Agreement in the United States. In the event Allied Holdings requires certain tasks within the scope of the Services to be performed outside the United States, the Parties agree to implement such work in a Change Order."

SECTION 13.11 JOINT VERIFICATION
Amend the first sentence of Section 13.11 to read:

"During the six months after the Amended Effective Date (the JOINT VERIFICATION PERIOD), Allied Holdings and IBM reserve the right to inventory and validate any information that is reflected in or omitted from this Agreement."

SECTION 13.14 NOTIFICATIONS AND APPROVALS

Replace the notification points of contact under Section 13.14.d.1 and 2 as follows:

d. IBM and Allied Holdings will provide notifications Agreement to the following:

         1. In the event of breach, the Nonbreaching Party will notify the Breaching Party via electronic and courier or certified mail. Such notice will be deemed given upon the earlier of either notification in accordance with Section 13.14.c.

         For termination, breach or default:

If to IBM:
                            Vice President, Travel and Transportation Industry IBM Global Services
                            Dwayne Ingram
                            3031 N. Rocky Point Drive W.
                            Tampa, FL  33607

                            Telephone: 813-356-5100
                            Facsimile: 813-356-3411


Allied Holdings/IBM                                                 Page 4 of 7
                                Amendment No. 4

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IBM/Allied Holdings                                                       [LOGO]

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS


With a copy to:
                            IBM Project Executive
                            Nancy Deal
                            235 Meridian Hills Road
                            Tallahassee, FL 32312

                            Telephone/Facsimile: 850-906-0510

                            and
                            General Counsel, IBM Global Services
                            Route 100
                            Somers, New York 10589

                            Telephone: 914-766-4165
                            Facsimile: 914-766-8444
If to Allied Holdings:

                            Sr. Vice President Business Processing Engineering David A. Rawden
                            160 Clairemont  Ave, Suite 200
                            Decatur, GA 30030

                            Telephone: 404 687-5905
                            Facsimile: 404 370-4206
With a copy to:
                            Allied Holdings Project Executive
                            Vice President, Communications & Technical Services Information Technology
                            Larry G. Parks
                            160 Clairemont Ave,
                            Decatur, GA 30030

                            Telephone: 404-687-6269
                            Facsimile 404 370-4312
                            and
                            Senior Vice President Corporate Affairs and General Counsel
                            Tommy Duffy
                            160 Clairemont Ave, Suite 200
                            Decatur, GA 30030

                            Telephone: 404 370-4225
                            Facsimile: 404 370-4312

     2.    For all other notices:

If to IBM:
                            IBM Project Executive
                            Nancy Deal
                            235 Meridian Hills Road
                            Tallahassee, FL 32312

                            Telephone/Facsimile: 850-906-0510


Allied Holdings/IBM                                                 Page 5 of 7
                                Amendment No. 4

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                                                                          [LOGO]
IBM/Allied Holdings

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS


If to Allied Holdings:      Allied Holdings Project Executive
                            Vice President, Communications & Technical Services
                            Information Technology
                            Larry G. Parks
                            160 Clairemont Ave,
                            Decatur, GA 30030

                            Telephone: 404-687-6269
                            Facsimile 404 370-4312

This Amendment No. 4 Schedules A-1, A-2, A-3 and B-1 are additional addendums to the existing respective Schedules. Schedules B, C, D, F, G, H, I and L are amended and restated in their entirety.

2.0  ATTACHMENTS

Schedule A-1 Services
Schedule A-2 Peoplesoft Services
Schedule A-3 AMS Services
Schedule B-1 AMS Service Levels
Schedule B Service Levels
Schedule C Charges
Schedule D Transition
Schedule F Software
Schedule G Machines
Schedule H Standards
Schedule I Facilities
Schedule L Employees

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS, 2) THE SCHEDULES, AND 3) THE AGREEMENT. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.


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                                Amendment No. 4

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IBM/Allied Holdings

AMENDMENT NO. 4 TO THE IBM GLOBAL SERVICES NATIONAL
AGREEMENT BETWEEN IBM AND ALLIED HOLDINGS

Accepted by:                                    Accepted by:
INTERNATIONAL BUSINESS MACHINES CORPORATION     ALLIED HOLDINGS, INC.




By:  /s/ Dwayne Ingram                          By:  /s/ David A. Rawden
     ---------------------------------------         ---------------------------
            Authorized Signature                         Authorized Signature

Dwayne Ingram                                   David A. Rawden
Vice President,                                 Sr. Vice President,
Travel and                                      Business Processing Engineering
Transportation                                  Date
Date

Allied Holdings/IBM                                                 Page 7 of 7
                                Amendment No. 4